                                                                   Exhibit 10.22

                               FIRST AMENDMENT TO
                 AGREEMENT OF PURCHASE AND SALE AND WORK LETTER

               THIS FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND WORK LETTER ("Amendment") is entered into as of this ___ day of December, 1998 (the "Effective Date") by and between 495 JAVA DRIVE ASSOCIATES, L.P., a California limited partnership ("Seller") and NETWORK APPLIANCE, INC., a California corporation ("Buyer").

               THE PARTIES ENTER INTO THIS AMENDMENT upon the following facts, understandings and intentions:

               A. Seller, as seller, and Buyer, as buyer, entered into that certain Agreement of Purchase and Sale, dated June 11, 1998 (the "Agreement"), whereby Seller agreed to sell, and Buyer agreed to purchase, subject to the terms and conditions therein, certain real property, comprised of approximately
5.86 acres, located at 495 Java Drive in Sunnyvale, California and more particularly described in the Agreement. Capitalized terms used herein shall have the same meanings given them in the Agreement unless otherwise defined herein.

               B. Seller and Buyer also entered into a Work Letter dated June 11, 1998 (the "Work Letter") pursuant to which Seller has agreed to furnish Buyer, at no expense to Buyer other than the Purchase Price (as defined in the Agreement), an industrial shell building (the "Improvements") pursuant to certain "Seller Plans" which have been agreed upon by Seller and Buyer. Section 12 of the Work Letter also gives Buyer certain rights to enter the Property prior to the Closing Date to commence the installation of certain tenant improvement work (the "Buyer Improvements") pursuant to the terms of that
Section 12.

               C. Seller and Buyer also entered into an Letter Agreement dated June 15, 1998 (the "First Accommodation Agreement").

               D. Seller and Buyer also entered into an Accommodation and Letter Agreement dated July ___, 1998 (the "Second Accommodation Agreement").

               E. Seller and Buyer have determined that the scope of the construction costs to be covered by the First Accommodation Agreement and Second Accommodation Agreement is too broad in that it could be construed to include hard costs, as well as soft costs of constructing the Buyer Improvements and, as such have not conducted any of the activities contemplated thereby. Seller and Buyer desire to terminate the First Accommodation Agreement and Second Accommodation Agreement as provided for below.

               F. Seller and Buyer now desire to amend the terms of the Agreement to provide that: (i) Buyer will increase the amount of the Deposit by Five Hundred Thousand Dollars ($500,000) (the "Additional Deposit") (to an aggregate of Five Million Five Hundred Thousand Dollars ($5,500,000)), (ii) the First Accommodation Agreement and Second Accommodation Agreement shall terminate, and (iii) to amend the Agreement in certain other respects.

               NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

               1. ADDITIONAL DEPOSIT. Within five (5) Business Days after the Effective Date, Buyer shall deposit with Escrow Agent the Additional Deposit in the sum of Five Hundred Thousand Dollars ($500,000) in cash as a deposit on account of the Purchase Price. The Additional Deposit shall be nonrefundable, except as provided in Section 3(b) of the Agreement, and, together with the $5,000,000 deposit previously made by Buyer pursuant to Section 2(a) of the Agreement, constitute the amount to which Seller shall be entitled to receive as liquidated damages in the circumstances described in Section 3(a) of the Agreement, and the Additional Deposit shall be considered part of the Deposit for all of the purposes of the Agreement. From and after the date hereof, all references in the Agreement to the Deposit shall mean and refer to the total of the $5,000,000 deposit previously made by Buyer pursuant to Section 2(a) of the Agreement and the Additional Deposit.

               2. BUYER IMPROVEMENT WORK. Notwithstanding anything to the contrary in the Agreement, Seller hereby agrees, at the request of Buyer, to contract for the services of various professionals and other service providers in connection with the Buyer Improvements, and to pay costs related thereto (provided that such costs do not, in the aggregate, exceed Five Hundred Thousand Dollars ($500,000)), and the Purchase Price shall be increased by the amount, if any, of any such costs paid by Seller for the Buyer Improvements. All costs incurred by Seller for the services of professionals and other service providers at the request of Buyer shall be deemed to be Change Orders for all purposes of the Work Letter.

               3. CLOSING DATE. The Closing Date shall mean a date which is the earlier of: (i) twenty (20) Business Days following the date the Improvements are Substantially Completed in accordance with the Work Letter, or (ii) a date selected by Buyer, but not before January 4, 1999 or later than March 17, 1999, with written notice thereof to Seller at least fifteen (15) Business days in advance. Seller shall provide Buyer with at least fifteen (15) Business days written notice of the date Seller expects to Substantially Complete the Improvements and written notice of the date such Improvements are Substantially Complete.

               4. TITLE INSURANCE. The following is added at the end of Section 5(a) of the Agreement:

               "In the event that the Close of Escrow occurs prior to completion of the Improvements, Buyer and Seller shall each cooperate in satisfying the reasonable requirements of the Title Company so that the ALTA Title Policy insures against the possibility of mechanic's lien claims arising from work performed on the Property prior to the Close of Escrow, except for lien claims arising out of Buyer's failure to perform any duties, obligations or liabilities assumed by it pursuant to the "Devcon Assignment," the "Rodrigues Assignment" (defined below) or the "Ingram Assignment" (defined below). Buyer acknowledges and agrees that the ALTA Title Policy will not insure against the possibility of mechanic's lien claims arising from work performed on the Property after the Close of Escrow.

               5. CONDITIONS PRECEDENT. Section 5(d) of the Agreement is modified to read "Seller shall have used commercially reasonable efforts to construct the Improvements."

               6. COMPLETION OF IMPROVEMENTS. Section 6(a) of the Agreement is modified to read "Seller shall be obligated to construct the Improvements in accordance with the Work Letter." Milestones (2) set forth in Section 6(b) of the Agreement (that the Improvements shall have been substantially completed, except for landscaping, on or before June 17, 1999). Additionally, Section 6(e) is deleted in its entirety.

               7. ADJUSTMENT TO PURCHASE PRICE. Section 6(b)(2) of the Agreement is hereby deleted in its entirety and replaced with the following:

                      "(2) In the event that the Close of Escrow occurs prior to completion of the Improvements, Seller shall use reasonable, good faith efforts to assign to Buyer all of Seller's rights, and in the event of such as assignment Buyer shall assume all of Seller's post-closing duties and obligations, with respect to the construction of the Improvements under Seller's contracts with Devcon Construction, Inc. ("Devcon"), Kenneth Rodrigues and Partners ("Rodrigues") and Alex Ingram ("Ingram"), which assignment and assumption shall made pursuant to the agreements attached hereto as EXHIBIT A (the "Devcon Assignment") and EXHIBIT B (the "Rodrigues Assignment") and EXHIBIT C (the "Ingram Assignment"), respectively. In such event the Purchase Price shall be reduced by the Savings. As used herein, the "Savings" shall mean the total of (i) real estate taxes for the Property payable between the Closing Date and March 17, 1999 (calculated on the basis of the then most current tax bill for the Property); plus (ii) the amount of interest that Seller would have paid to Comerica Bank between the Closing Date and March 17, 1999 based upon the loan balance as of the Closing Date and Seller's best available interest rate pursuant to its loan from Comerica Bank (the "Interest Savings"); plus (iii) the amount which Devcon certifies to Buyer, in the Devcon Certificate (as defined in Section 8(b)(vii) below) to be the amount set forth on Schedule 3 of the Devcon Certificate (which includes retainage) plus the amount which Buyer will be required to pay to Devcon pursuant to the construction contract between Seller and Devcon in order to complete construction of the Improvements and the amount which Rodrigues certifies to Buyer, in the Rodrigues Certificate (as defined in Section 8(b)(vii) below) to be the amount which Buyer will be required to pay to Rodrigues pursuant to the architect's agreement between Seller and Rodrigues through completion of construction of the Improvements. Notwithstanding anything to the contrary herein, if Seller, notwithstanding Seller's reasonable good faith efforts, is unable to obtain either the Devcon Assignment, Rodrigues Assignment, Ingram Assignment, Devcon Certificate or Rodrigues Certificate on or before the Close of Escrow, then either Seller or Buyer, by making written request of Seller to do so, may immediately terminate the related contract. Buyer agrees to indemnify, defend, protect and hold Seller harmless from any claims, liabilities, costs or expenses (including reasonable attorneys' fees) relating from a claim of inappropriate or illegal termination of such contract arising directly from Seller's termination of any such contract, but only to the extent that the contract in question was terminated at Buyer's request. No later than five
               (5) days before the Closing Date, Seller shall deliver Buyer's written calculation of the Interest Savings. If the Close of Escrow occurs prior to completion of the Improvements, Seller shall have no further obligation with respect to the construction of the Improvements following Close of Escrow."

               8. POSSIBLE ADDITIONAL DELIVERIES. A new Section 8(b)(vii) is added to the Agreement as follows:

                      "(vii) Assignment and Assumption of Construction
               Obligations. If the Close of Escrow occurs prior to completion of the Improvements, Seller shall use reasonable, good faith efforts to obtain (A) the Devcon Assignment fully executed by Seller and Devcon, (B) the Rodrigues Assignment fully executed by Seller and Rodrigues, (C) a certificate executed by Devcon in the form attached hereto as EXHIBIT C and incorporated herein (the "Devcon Certificate"), (D) a certificate executed by Rodrigues in the form attached hereto as EXHIBIT D and incorporated herein (the "Rodrigues Certificate") (E) the Ingram Assignment fully executed by Seller and Ingram in the form attached hereto as EXHIBIT E, and (F) a certificate executed by Ingram in the form attached hereto as EXHIBIT F."

Additionally, a new Section 8(c)(v) is added to the Agreement as follows:

               "(v) Assignment and Assumption of Construction Obligations. If the Close of Escrow occurs prior to completion of the Improvements, the Devcon Assignment, the Rodrigues Assignment and Ingram Assignment, each fully executed by Buyer, to the extent those assignments are obtained by Seller."

               9. SUCCESSORS AND ASSIGNS. Notwithstanding anything to the contrary in Section 13 of the Agreement, Seller and Buyer agree that if Buyer assigns its rights under the Agreement to a financing entity in connection with a synthetic lease transaction, Buyer shall be released from Buyer's obligations under the Agreement if such assignment becomes effective upon the Close of Escrow.

               10. SELLER'S EXCHANGE. A new Section 27 is added to the Agreement as follows:

                      "27. Tax Deferred Exchange. Buyer shall cooperate with
               Seller in connection with implementing the purchase and sale of the Property as a tax deferred exchange pursuant to Section 1031 of the Internal Revenue Code, provided, however, Buyer shall not be obligated to take title to any other property or incur any costs, liability, or delay in connection therewith."

               11. TERMINATION OF FIRST ACCOMMODATION AGREEMENT AND SECOND ACCOMMODATION AGREEMENT. Upon Buyer's making of the Additional Deposit, the First Accommodation Agreement and Second Accommodation Agreement shall terminate and be of no force or effect whatsoever. Seller and Buyer acknowledge and agree that the parties shall thereupon owe no obligations to each other under either the First Accommodation Agreement or Second Accommodation Agreement.



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

               12. FULL FORCE AND EFFECT. Except as otherwise provided in this Amendment, the Agreement and Work Letter shall remain in full force and effect as written.

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement to be effective as of the day and year first written above.

                                     SELLER:

                                     495 JAVA DRIVE ASSOCIATES, a California
                                     limited partnership

                                     By: M-D Venture, Inc., a California
                                         corporation, its general partner

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     BUYER:

                                     NETWORK APPLIANCE, INC.,
                                     a California corporation

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                    EXHIBIT A

               ASSIGNMENT AND ASSUMPTION OF CONSTRUCTION CONTRACT

        THIS ASSIGNMENT AND ASSUMPTION OF CONSTRUCTION CONTRACT (this "Assignment") is made and entered into as of the ________ day of __________, 1999 by and between 495 JAVA DRIVE ASSOCIATES, L.P., a California limited partnership ("Assignor"), to ______________________, a ____________________
("Assignee").

                              W I T N E S S E T H:

        A. Concurrently herewith, pursuant to certain Agreement of Purchase and Sale dated as of June 11, 1998, as amended (the "Agreement"), Assignor is conveying and transferring to Assignee the property (the "Property") located in Sunnyvale, Santa Clara County, California described in Exhibit A attached hereto.

        B. Assignor has entered into a "Standard Form of Agreement Between Owner and Contractor (AIA Form A101)" dated April 20, 1998, as amended (the "Construction Contract") with Devcon Construction, Inc., a California corporation ("Contractor") whereby the Contractor has agreed to perform certain work related to the construction of a four story building consisting of approximately One Hundred Twenty-Six Thousand Seven Hundred Sixty (126,760) square feet on the Property.

        C. Assignor, as part of its conveyance and transfer as aforesaid, has agreed to assign to Assignee all of its right, title and interest in, to and under the Construction Contract, subject to the terms and conditions set forth herein.

        NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged:

        1. Assignor hereby assigns, conveys and sets over unto Assignee all of Assignor's right, title and interest in, to and under the Construction Contract (including without limitation, all guarantees and warranties therein contained), and warrants to Assignee that Seller has not previously assigned, transferred or hypothecated the Construction Contract.

        2. Assignee hereby accepts the foregoing assignment and assumes and agrees to perform, subject to the terms and conditions hereof, all of the duties, obligations and liabilities of Assignor under the Construction Contract arising on or after the date of this Assignment, including without limitation the obligation to pay when due (i) Contractor's Invoice #_______ dated _____________, 1999 in the amount of $__________, (ii) all other sums payable for work performed or labor, materials, goods or services supplied pursuant to the Construction Contract which are reflected in invoices issued by Contractor after _____________, 1999, and (iii) retainage in the sum of _____________
Dollars ($_________) withheld by Assignor prior to the date hereof pursuant to the Construction Contract.

               3. Indemnity. Assignee shall indemnify, defend by counsel reasonably acceptable to Assignor and hold Assignor harmless from and against all lien claims or other claims for payment asserted against Assignor with respect to the obligations of Assignee under the Construction Contract arising after the date of this Assignment, and Assignor shall indemnify, defend by counsel reasonably acceptable to Assignee, and hold Assignee harmless from and against all lien claims or other claims for payment asserted against Assignee with respect to the obligations of Assignor under the Construction Contract arising prior to the date of this Assignment, except for those obligations of Assignor which are being assumed by Assignee pursuant to the provisions of Paragraph 2 above.

        4. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

        5. This Assignment may be executed in counterparts, each of which shall be an original, but all counterparts shall constitute one (1) instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year first above written.

                                     ASSIGNOR:

                                     495 JAVA DRIVE ASSOCIATES, L.P., a
                                     California limited partnership

                                     By: M-D Venture, Inc., a California
                                         Corporation, its General Partner

                                         By: ___________________________________
                                         Its: __________________________________


                                     ASSIGNEE:

                                     ------------------------------,
                                     a _________________________

                                     By: _______________________________________
                                     Its: ______________________________________


                      CONSENT TO ASSIGNMENT AND ASSUMPTION

        Devcon Construction, Inc., a California corporation ("Contractor") hereby consents to the foregoing assignment and assumption of the Construction Contract on the terms and conditions set forth above and releases Assignor from all duties, obligations or liabilities under the Construction Contract arising on or after the date of the Assignment, including without limitation the obligation to pay when due (i) Contractor's Invoice #_______ dated _____________, 1999 in the amount of $__________, (ii) and all other sums payable for work performed or labor, materials, goods or services supplied pursuant to the Construction Contract which are reflected in invoices issued by

Contract after _____________, 1999, and (iii) retainage in the sum of _____________ Dollars ($_________) withheld by Assignor prior to the date hereof pursuant to the Construction Contract.

               IN WITNESS WHEREOF, Contractor has executed this Consent to Assignment and Assumption as of the ___ day of __________, 1999.

                                     CONTRACTOR:

                                     DEVCON CONSTRUCTION, INC.,
                                     a California corporation

                                     By: _______________________________________
                                     Its: ______________________________________

                                    EXHIBIT A

                                LEGAL DESCRIPTION

All that certain real property situated in the Sunnyvale, Santa Clara County, California, more particularly described as follows:

                                    EXHIBIT B

               ASSIGNMENT AND ASSUMPTION OF ARCHITECT'S AGREEMENT

        THIS ASSIGNMENT AND ASSUMPTION OF ARCHITECT'S AGREEMENT (this "Assignment") is made and entered into as of the ________ day of __________, 1999 by and between 495 JAVA DRIVE ASSOCIATES, L.P., a California limited partnership ("Assignor"), to ______________________, a ____________________
("Assignee").

                               W I T N E S E T H:

        A. Concurrently herewith, pursuant to certain Agreement of Purchase and Sale dated as of June 11, 1998, as amended (the "Agreement"), Assignor is conveying and transferring to Assignee the property (the "Property") located in Sunnyvale, Santa Clara County, California described in Exhibit A attached hereto.

        B. Assignor has entered into an "Agreement between 495 Java Drive Associates, L.P. and Kenneth Rodrigues and Partners for Architectural Services" dated December 1998, as amended (the "Architect's Agreement") with Kenneth Rodrigues and Partners, a California corporation ("Architect") whereby the Architect has agreed to provide certain services related to the construction of a four story building consisting of approximately One Hundred Twenty-Six Thousand Seven Hundred Sixty (126,760) square feet on the Property.

        C. Assignor, as part of its conveyance and transfer as aforesaid, has agreed to assign to Assignee all of its right, title and interest in, to and under the Architect's Agreement, subject to the terms and conditions set forth herein.

        NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged:

        1. Assignor hereby assigns, conveys and sets over unto Assignee all of Assignor's right, title and interest in, to and under the Architect's Agreement (including without limitation, all guarantees and warranties therein contained), and warrants to Assignee that Seller has not previously assigned, transferred or hypothecated the Architect's Agreement.

        2. Assignee hereby accepts the foregoing assignment and assumes and agrees to perform, subject to the terms and conditions hereof, all of the duties, obligations and liabilities of Assignor under the Architect's Agreement arising on or after the date of this Assignment, including without limitation the obligation to pay when due Architect's Invoice #_____ dated ___________, 1999 in the amount of $_________, and (ii) all other sums all sums payable for work performed or labor, materials, goods or services supplied pursuant to the Architect's Agreement which are reflected in invoices issued by Architect after ___________, 1999.

        3. Indemnity. Assignee shall indemnify, defend by counsel reasonably acceptable to Assignor and hold Assignor harmless from and against all lien claims or other claims for payment asserted against Assignor with respect to the obligations of Assignee under the Architect's Agreement arising after the date of this Assignment, and Assignor shall indemnify, defend by counsel reasonably acceptable to Assignee, and hold Assignee harmless from and against all lien claims or other claims for payment asserted against Assignee with respect to the obligations of Assignor under the Architect's Agreement arising prior to or as of the date of this Assignment, except for those obligations of Assignor which are being assumed by Assignee pursuant to the provisions of Paragraph 2 above.

        4. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

        5. This Assignment may be executed in counterparts, each of which shall be an original, but all counterparts shall constitute one (1) instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year first above written.

                                     ASSIGNOR:

                                     495 JAVA DRIVE ASSOCIATES, L.P., a
                                     California limited partnership

                                     By: M-D Venture, Inc., a California
                                         Corporation, its General Partner

                                         By: ___________________________________
                                         Its: __________________________________


                                     ASSIGNEE:

                                     ------------------------------,
                                     a _________________________

                                     By: _______________________________________
                                     Its: ______________________________________


                      CONSENT TO ASSIGNMENT AND ASSUMPTION

        Kenneth Rodrigues and Partners, a California corporation ("Architect") hereby consents to the foregoing assignment and assumption of the Architect's Agreement on the terms and conditions set forth above and releases Assignor from all duties, obligations or liabilities under the Architect's Agreement arising on or after the date of the Assignment, including without limitation the obligation to pay when due (i) Architect's Invoice #_______ dated _____________, 1999 in the amount of $__________, (ii) and all other sums payable for work performed or labor, materials, goods or services supplied pursuant to the Architect's Agreement which are reflected in invoices issued by Architect after _____________, 1999.

        IN WITNESS WHEREOF, Architect has executed this Consent to Assignment and Assumption as of the ___ day of __________, 1999.

                                     ARCHITECT:

                                     KENNETH RODRIGUES AND PARTNERS,
                                     a California corporation

                                     By: _______________________________________
                                     Its: ______________________________________

                                    EXHIBIT A

                                LEGAL DESCRIPTION

All that certain real property situated in the Sunnyvale, Santa Clara County, California, more particularly described as follows:

                                    EXHIBIT C

          ASSIGNMENT AND ASSUMPTION OF CONSTRUCTION MANAGER'S AGREEMENT

        THIS ASSIGNMENT AND ASSUMPTION OF CONSTRUCTION MANAGER'S AGREEMENT (this "Assignment") is made and entered into as of the ___day of ______________, 1999 by and between 495 JAVA DRIVE ASSOCIATES, L.P., a California limited partnership ("Assignor"), to _________________, a _______________ ("Assignee).

                               W I T N E S E T H:

        A. Concurrently herewith, pursuant to that certain Agreement of Purchase and Sale dated as of June 11, 1998, as amended (the "Agreement"), Assignor is conveying and transferring to Assignee the property (the "Property") located in the Sunnyvale, Santa Clara County, California described in Exhibit A attached hereto.

        B Assignor has entered into an "Agreement between 495 Java Drive Associates, L.P. and Alex Ingram & Associates for Architectural Services" dated ____________, as amended (the "Construction Manager's Agreement") with Alex Ingram & Associates ("Construction Manager") whereby the Construction Manager has agreed to provide certain services related to the construction of a four story building consisting of approximately One Hundred Twenty-Six Thousand Seven Hundred Sixty (126,760) square feet on the Property.

        C. Assignor, as part of its conveyance and transfer as aforesaid, has agreed to assign to Assignee all of its right, title and interest in, to and under the Construction Manager's Agreement, subject to the terms and conditions set forth herein.

        NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged:

        1. Assignor hereby assigns, conveys and sets over unto Assignee all of Assignor's right, title and interest in, to and under the Construction Manager's Agreement (including without limitation, all guarantees and warranties therein contained), and warrants to Assignee that Seller has not previously assigned, transferred or hypothecated the Construction Manager's Agreement.

        2. Assignee hereby accepts the foregoing assignment and assumes and agrees to perform, subject to the terms and conditions hereof, all of the duties, obligations and liabilities of Assignor under the Construction Manager's Agreement arising on or after the date of this Assignment, including without limitation the obligation to pay when due Construction Manager's Invoice # ___________ dated ____________, 1999 in the amount of $ ______________, and (ii)
all other sums payable for work performed or labor, materials, goods or services supplied pursuant to the Construction Manager's Agreement which are reflected in invoices issued by Construction Manager after _______________, 1999.

        3. Assignee shall indemnify, defend by counsel reasonably acceptable to Assignor and hold Assignor harmless from and against all lien claims or other claims for payment asserted against Assignor with respect to the obligations of Assignee under the Construction Manager's

Agreement arising after the date of this Assignment, and Assignor shall indemnify, defend by counsel reasonably acceptable to Assignee, and hold Assignee harmless from and against all lien claims or other claims for payment asserted against Assignee with respect to the obligations of Assignor under the Construction Manager's Agreement arising prior to or as of the date of this Assignment, except for those obligations of Assignor which are being assumed by Assignee pursuant to the provisions of Paragraph 2 above.

        4. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

        5. This Assignment may be executed in counterparts, each of which shall be an original, but all counterparts shall constitute one (l) instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year first above written.

                                     ASSIGNOR:

                                     495 JAVA DRIVE ASSOCIATES, L.P., a
                                     California limited partnership

                                     By: M-D Venture, Inc., a California
                                         Corporation, its General Partner



                                         By: ___________________________________
                                         Its: __________________________________

                                     ASSIGNEE:

                                     -------------------------------------,
                                     a _______________________

                                     By: _______________________________________
                                     Its: ______________________________________


                      CONSENT TO ASSIGNMENT AND ASSUMPTION

        Alex Ingram & Associates ("Construction Manager") hereby consents to the foregoing assignment and assumption of the Construction Manager's Agreement on the terms and conditions set forth above and releases Assignor from all duties, obligations or liabilities under the Construction Manager's Agreement arising on or after the date of the Assignment, including without limitation the obligation to pay when due (i) Construction Manager's Invoice # ____________ dated _____________, 1999 in the amount of $_____________ (ii) and all other sums payable for work performed or labor, materials, goods or services supplied pursuant to the

Construction Manager's Agreement which are reflected in invoices issued by Construction Manager after ______________, 1999.

        IN WITNESS WHEREOF, Construction Manager has executed this Consent to Assignment and Assumption as of the ____ day of ______________, 1999.

                                     CONSTRUCTION MANAGER:

                                     ALEX INGRAM & ASSOCIATES,
                                     a ______________________________

                                     By: ____________________________
                                     Its: ___________________________

                                    EXHIBIT D

                            CONTRACTOR'S CERTIFICATE

        DEVCON CONSTRUCTION, INC., a California corporation ("Contractor"), hereby represents, warrants and certifies to _______________________ ("Buyer"), as the successor to the interest of the buyer pursuant to that certain Agreement of Purchase and Sale dates as of June 11, 1998, as amended (the "Agreement") with 495 Java Drive Associates, L.P., a California limited partnership ("Seller"), as seller, and agrees as follows:

        1. The copy of the "______________" dated ____________, 1998 (the
"Construction Contract") between Contractor and Seller for services related to the project known as 495 Java Drive in Sunnyvale, California (the "Project"), which is attached hereto is true, accurate and complete. There have been no amendments, modifications or changes orders relating to the Construction Contract except as described in Schedule 1 attached hereto. The Construction Contract is a valid and binding agreement between the parties and remains in full force and effect.

        2. As of the date hereof, all amounts due and owing to Contractor for services, materials and supplies furnished under the Construction Contract, in the aggregate amount of $_______ which have been invoiced to Seller, have been paid in full except as disclosed in Schedule 2 and Schedule 3 attached hereto. The balance due Contractor through completion of construction and payment of all amounts due under the Construction Contract (in addition to the sum set forth in Schedule 3) will not exceed $_______, excluding cost overruns for categories of work which are included within the Construction Contract as allowances. As of the date hereof, (i) Contractor knows of no existing or threatened circumstances which would prevent or are likely to prevent Contractor from completing its obligations under the Construction Contract on time and for a price not in excess of $_______ (excluding Allowance cost overrums) and (ii), except as specifically set forth to the contrary in Schedule 1 attached hereto, no change orders have been agreed to that would increase or decrease the maximum contract price under the Construction Contract.

        3. There are no pending or unresolved disputes between Contractor and Seller relating to the Construction Contract or the services performed by Contractor thereunder.

        4. There are no claims, nor, to Contractor's knowledge, any basis for any claim for additional compensation due Contractor.

        5. Contractor has not received any written notice that it is in default of any of its obligations under the Construction Contract, and, to the best of Contractor's knowledge, no event or circumstance currently exists which, with the giving of notice would constitute a default of Contractor under the Construction Contract. Seller is not in default of any of its obligations under the Construction Contract, and, to the best of Contractor's knowledge, no events or circumstances currently exist which, with the giving of notice would constitute a default of Seller under the Construction Contract.

        6. Contractor acknowledges it is aware that at the closing under the Agreement, Seller is conveying to Buyer all of its right, title and interest in and to the Construction Contract. Contractor hereby consents and agrees to such assignment.

        IN WITNESS WHEREOF, Contractor has executed this Certificate as of the ___ day of __________, 1999.

                                     CONTRACTOR:

                                     DEVCON CONSTRUCTION, INC.,
                                     a California corporation


                                     By: ___________________________
                                     Its: __________________________

                                    EXHIBIT E

                             ARCHITECT'S CERTIFICATE

        Kenneth Rodrigues and Partners, a California corporation ("Architect") hereby represents, warrants and certifies to __________________, as the successor to the interest of the buyer pursuant to that certain Agreement of Purchase and Sale dated as of June 11, 1998, as amended (the "Agreement") with 495 Java Drive Associates, L.P., a California limited partnership ("Seller"), as Seller, and agrees as follows:

        1. The copy of the "________________" dated ________________, 1998 (the
"Architect's Agreement") between Architect and Seller for services related to the project known as 495 Java Drive in Sunnyvale, California (the "Project"), which is attached hereto is true, accurate and complete. There have been no amendments, modifications or change orders relating to the Architect's Agreement except as described in Schedule 1 attached hereto. There are no pending change orders except as disclosed in Schedule 2 attached hereto. The Architect's Agreement is a valid and binding agreement between the parties and remains in full force and effect.

        2. As of the date hereof, all amounts due and owing to the undersigned for services, materials and supplies furnished under the Architect's Agreement, in the aggregate amount of $ which have been invoiced to Seller, have been paid in full except as disclosed in Schedule 3 attached hereto. The balance due Architect through completion of construction and payment of all amounts due under the Architect's Agreement will not exceed $ . As of the date hereof, the undersigned knows of no existing or threatened circumstances which would prevent or are likely to prevent the undersigned from completing its obligations under the Architect's Agreement on time and for a price not in excess of $______, and
(ii) except as specifically set forth to the contrary in Schedule 1 attached hereto, no change orders have been agreed to that would increase or decrease the maximum contract price under the Architect's Agreement.

        3. There are no pending or unresolved disputes between Seller and Architect relating to the Architect's Agreement or the services performed by Architect thereunder.

        4. There are no claims, nor, to Architect's knowledge, any basis for any claim for additional compensation due Architect.

        5. Architect has not received any written notice that it is in default of any of its obligations under the Architect's Agreement and, to the best of Architect's knowledge, no event or circumstance exists which, with the giving of notice or passage of time, or both, would constitute a default of Architect under the Architect's Agreement. Seller is not in default of any of its obligations under the Architect's Agreement, and, to the best of Architect's knowledge, no events or circumstances exist which, with the giving of notice or the passage of time, or both, would constitute a default of Seller under the Architect's Agreement.

        6. Architect acknowledges it is aware that at closing under the Agreement , Seller is conveying to Buyer all of its right, title and interest in and to the Architect's Agreement and in and to any and all plans and specifications prepared by Architect relating to the Project. Architect hereby consents and agrees to such assignment.

        IN WITNESS WHEREOF, Architect has executed this Certificate as of the ___ day of __________, 1999.

                                     ARCHITECT:

                                     KENNETH RODRIGUES AND PARTNERS, a
                                     California corporation

                                     By: _____________________________
                                     Its: ____________________________

                                    EXHIBIT F

                       CONSTRUCTION MANAGER'S CERTIFICATE

        Alex Ingram & Associates, a ______________ ("Construction Manager") hereby represents, warrants and certifies to ________________, as the successor to the interest of the buyer pursuant to that certain Agreement of Purchase and Sale dated as of June 11, 1998, as amended (the "Agreement") with 495 Java Drive Associates, L.P., a California limited partnership ("Seller"), as seller, and agrees as follows:

        1. The copy of the "_____________" dated ______________, 1998 (the
"Construction Manager's Agreement") between Construction Manager and Seller for services related to the project known as 495 Java Drive in Sunnyvale, California (the "Project"), which is attached hereto is true, accurate and complete. There have been no amendments, modifications or change orders relating to the Construction Manager's Agreement except as described in Schedule 1 attached hereto. There are no pending change orders except as disclosed in Schedule 2 attached hereto. The Construction Manager's Agreement is a valid and binding agreement between the parties and remains in full force and effect.

        2. As of the date hereof, all amounts due and owing to the undersigned for services, materials and supplies furnished under the Construction Manager's Agreement, in the aggregate amount of $_____________ which have been invoiced to Seller, have been paid in full except as disclosed in Schedule 3 attached hereto. The balance due Construction Manager through completion of construction and payment of all amounts due under the Construction Manager's Agreement will not exceed $___________. As of the date hereof, the undersigned knows of no existing or threatened circumstances which would prevent or are likely to prevent the undersigned from completing its obligations under the Construction Manager's Agreement on time and for a price not in excess of $_____________, and
(ii) except as specifically set forth to the contrary in Schedule 1 attached hereto, no charge orders have been agreed to that would increase or decrease the maximum contract price under the Construction Manager's Agreement.

        3. There are no pending or unresolved disputes between Seller and Construction Manager relating to the Construction Manager's Agreement or the services performed by Construction Manager thereunder.

        4. There are no claims, nor, to Construction Manager's knowledge, any basis for any claim for additional compensation due Construction Manager.

        5. Construction Manager has not received any written notice that it is in default of any of its obligations under the Construction Manager's Agreement and, to the best of Construction Manager's knowledge, no event or circumstance exists which, with the giving of notice or passage of time, or both, would constitute a default of Construction Manager under the Construction Manager's Agreement. Seller is not in default of any of its obligations under the Construction Manager's Agreement, and, to the best of Construction Manager's knowledge, no events or circumstances exist which, with the giving of notice or the passage of time, or both, would constitute a default of Seller under the Construction Manager's Agreement.

        6. Construction Manager acknowledges it is aware that at closing under the Agreement, Seller is conveying to Buyer all of its right, title and interest in and to the Construction Manager's Agreement and in and to any and all plans and specifications prepared by Construction Manager relating to the Project. Construction Manager hereby consents and agrees to such assignment.

        IN WITNESS WHEREOF, Construction Manager has executed this Certificate as of the _______day of _________, 1999.

                                     CONSTRUCTION MANAGER:

                                     ALEX INGRAM AND ASSOCIATES,
                                     a __________________


                                     By: ___________________________
                                     Its: __________________________



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